CONESTOGA FUNDS

CONESTOGA SMALL CAP FUND

CONESTOGA SMID CAP FUND

CONESTOGA DISCOVERY FUND

Supplement dated May 21, 2026

To the Statutory Prospectus and Statement of Additional Information (“SAI”)

dated January 31, 2026, as supplemented to date (collectively, “Registration Statement”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE REGISTRATION STATEMENT. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE REGISTRATION STATEMENT.

At a meeting on May 21, 2026, the Board of Trustees of the Conestoga Funds (the “Trust”) considered and approved the appointment of Neil Walker as the Treasurer of the Trust to replace Joseph F. Monahan upon his retirement on June 30, 2026 (“Effective Date”). Additionally, Mr. Monahan will no longer serve as a portfolio manager of the Conestoga Discovery Fund upon his retirement on the Effective Date.

Accordingly, the following changes are made as of the Effective Date:

1.	All references to Joseph F. Monahan are hereby deleted in the Registration Statement.

2.	The “Officers” section beginning on page 29 of the SAI is deleted in its entirety and replaced with the following:

Officers.

The following table lists each officer of the Trust, his or her year of birth, position with the Trust, and principal occupations during the past five years. No officer of the Trust is a “member of the immediate family” (as defined above) of any other Trustee or officer of the Trust. There is no defined term of office, and each officer of the Trust serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Messrs. Mitchell, D’Orazio and Walker are affiliated persons of the Funds’ Adviser. Ms. Simmons and Messrs. Bauer and Preston are affiliated persons of the Funds’ Distributor.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years
Robert M. Mitchell (1969)	Chairman of the Board since 2020; Chief Executive Officer since 2019	Trustee of the Trust since 2011; Treasurer of the Trust from 2002-2019; Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Neil Walker (1980)	Treasurer since July 2026	Controller of Conestoga Capital Advisors, LLC since 2024.
Angela A. Simmons (1975)	Assistant Treasurer since 2023	Since 2022, Vice President of Financial Administration and Assistant Vice President, Financial Administration from 2015 to 2022 of Ultimus Fund Solutions, LLC.
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Since 2022, Vice President, Fund Accounting; from 2015 to 2022, Assistant Vice President, Fund Accounting; and from 2012 to 2015 Fund Accounting Manager of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Assistant Vice President and Anti- Money Laundering Officer since 2021	Since 2011, Senior Vice President, Broker Dealer Chief Compliance Officer of Ultimus Fund Solutions, LLC.

The officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The mailing address of each officer of the Trust is CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE